EXHIBIT 23.1
                                  ------------




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


We hereby consent to the use of our report for the fiscal year ended December 31, 2000 dated January 19, 2001, in this amended Form 10-KSBA for Worldwide Wireless Networks, Inc.



/s/  Chisholm & Associates
Chisholm  &  Associates
Salt  Lake  City,  Utah
June  14,  2001



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